UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2012

IVAX Diagnostics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-14798	11-3500746
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2140 North Miami Avenue, Miami, Florida	33127
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 305-324-2300

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) On May 15, 2012, IVAX Diagnostics, Inc. (the “Company”), upon the approval of the Audit Committee of the Company’s Board of Directors, dismissed Grant Thornton LLP (“GT”) as the Company’s independent registered public accounting firm. The Company’s decision to dismiss GT was made in connection with the Company’s election to engage a new independent registered public accounting firm, as described in further detail below.

The audit report of GT on the Company’s financial statements for the fiscal year ended December 31, 2011 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles. The audit report of GT on the Company’s financial statements for the fiscal year ended December 31, 2010 contained an explanatory paragraph indicating that certain matters had raised substantial doubt about the Company’s ability to continue as a going concern.

During the fiscal years ended December 31, 2011 and 2010 and the interim period through May 15, 2012, the Company had no disagreements with GT on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to GT’s satisfaction, would have caused GT to make reference to the subject matter of the disagreement in connection with its reports. In addition, during that time, there were no “reportable events,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided GT with a copy of the disclosures required by Item 304(a) of Regulation S-K contained in this Current Report on Form 8-K and has requested that GT furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether GT agrees with the statements made by the Company in this Current Report on Form 8-K and, if not, stating the respects in which it does not agree. A copy of GT’s letter, dated May 15, 2012, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) On May 15, 2012, the Company appointed Mayer Hoffman McCann P.C. (“MHM”) as its new independent registered public accounting firm for the Company’s fiscal year ending December 31, 2012, effective immediately. The decision to appoint MHM was made and approved by the Audit Committee of the Company’s Board of Directors. MHM succeeds GT as the Company’s independent registered public accounting firm.

During the fiscal years ended December 31, 2011 and 2010 and the interim period through May 15, 2012, the Company has not consulted with MHM regarding: (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was the subject of either a “disagreement,” as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a “reportable event,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

d) Exhibit 16.1 - Letter of Grant Thornton LLP, dated May 15, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IVAX Diagnostics, Inc.

Dated: May 17, 2012	By:	/s/ Arthur Levine
Arthur Levine,
Chief Financial Officer and
Vice President – Finance

EXHIBIT INDEX

Exhibit	Description

16.1	Letter of Grant Thornton LLP, dated May 15, 2012